UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

September 3, 2008 (August 28, 2008)
Date of Report (Date of earliest event reported)
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FortuNet, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51703	88-0252188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 South Highland Drive, Suite C, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (702) 796-9090

_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

(a )On August 28, 2008, FortuNet, Inc. (the “Company”) and FKC Highland, LLC (“Landlord”) entered into the First Amendment to Lease (the “Lease Amendment”). The Lease Amendment amends that certain Standard Industrial/ Commercial Multi-Tenant Lease (the “Lease”) dated as of May 6, 2005, by and between the Company and the Landlord, which was filed as an exhibit to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission (the “Commission”) on September 16, 2005. Pursuant to the Lease, the Company rents approximately 22,000 square feet of space which serves as the Company’s headquarters and manufacturing facility in Las Vegas, Nevada.  Pursuant to the Lease Amendment, the Company and Landlord have agreed to extend the term of the Lease through September 30, 2013.  Additionally, the Lease Amendment provides for an annualized base rent ranging from $127,344.00 to $164,820.00 during the remaining term of the Lease.

Concurrent with the Lease Amendment, the Company and Landlord entered into that certain Standard Industrial/Commercial Lease-Net (the “New Lease”) dated August 28, 2008. Pursuant to the New Lease, the Company will rent approximately 12,000 square feet of additional space to serve as a manufacturing facility.  The term of the New Lease will extend through September 30, 2013 and the annualized base rent under the New Lease will range from $82,980.00 to $97,080.00 during the term of the New Lease.

The foregoing description of the Lease Amendment and the New Lease contain a summary of the material provisions of each of the  Lease Amendment and the New Lease and are qualified in their entirety by reference to the Lease Amendment and New Lease which are attached hereto as Exhibit 10.18 and 10.19, respectively, to this current report on Form 8-K and incorporated herein by reference.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Document

10.18	First Amendment to Lease between FortuNet, Inc. and FKC Highland LLC, dated as of August 28, 2008
10.19	Standard Industrial/Commercial Lease-Net between FortuNet, Inc. and FKC Highland LLC, dated as of August 28, 2008

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuNet, Inc. (Registrant)
September 3, 2008 (Date)	/s/ YURI ITKIS Yuri Itkis Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

10.18	First Amendment to Lease between FortuNet, Inc. and FKC Highland LLC, dated as of August 28, 2008
10.19	Standard Industrial/Commercial Lease-Net between FortuNet, Inc. and FKC Highland LLC, dated as of August 28, 2008